SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: July 27, 2000



                              CompleTel Europe N.V.
               (Exact Name of Registrant as Specified in Charter)


The Netherlands              000-30075                  98-0202823
 (State or other            (Commission                (IRS Employer
 jurisdiction of            File Number)               Identification #)
 incorporation)


                                  Kruisweg 609
                       2132 NA Hoofddorp, The Netherlands
                     (Address of Principal Executive Office)


                                (31) 20 666 1701
              (Registrant's telephone number, including area code)

ITEM 5.   OTHER EVENTS.
----------------------

         On July 27, 2000, CompleTel Europe N.V. (the "Registrant") issued a press release announcing its financial results for the second quarter ending June 30, 2000. The press release is attached hereto as Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.
-------------------------------------------

         The following financial statements, pro forma financial information and exhibits, if any, are filed as part of this report:

(a)      Financial Statements of Business Acquired.

                Not applicable

(b)      Pro Forma Financial Information

                Not applicable

(c)      Exhibits

99.1 Press Release Announcing Registrant's Financial Results for the Second Quarter Ending June 30, 2000

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                                                     COMPLETEL EUROPE N.V.


DATE: July 27, 2000                                  By: /s/ David E. Lacey
                                                        ------------------------
                                                         David E. Lacey
                                                         Chief Financial Officer